UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

Healthcare Business Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction ofIncorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

718 Thompson Lane, Suite 108-273 Nashville, TN	37204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement

Option Agreement To Purchase Business Assets

On March 12, 2021, the registrant, through its wholly owned subsidiary HBR Pointclear, LLC, a Delaware limited liability company (“HBRP”); and PointClear Solutions, Inc., an Alabama corporation (“PointClear”) entered into an Option Agreement To Purchase Business Assets (the “Option Agreement”). The term of the Option (the “Option Term”) commenced on March 12, 2021 and automatically expires on August 1, 2022 (the “Option Termination Date”), unless duly extended, exercised, or sooner terminated as provided in the Option Agreement.

PointClear is a heath care focused information technology solutions company that provides its clients technology driven solutions based upon its three core competencies; (i) Strategic planning, (ii) Digitization and Design, and (iii) Production and Implementation (the “Business”). Pursuant to the Option Agreement, PointClear granted to HBRP an exclusive non-cancelable option (the “Option”) to require PointClear to enter into an Asset Purchase Agreement (the “Asset Purchase Agreement”) under which, HBRP may (i) purchase all of PointClear’s tangible and intangible assets used in, or useful to the Business (the “Business Assets”), and (ii) the assume certain defined liabilities and contracts related to the Business. The Option provides HBRP the right, but not the obligation, to (i) enter into the Asset Purchase Agreement at any time August 1, 2022 (the “Option Term”), and (ii), require PointClear to sell the Business Assets and perform under the Asset Purchase Agreement.

Pursuant to the Option, HBRP shall arrange for a loan of up to $750,000 to PointClear (the “Improvement Loan”) pursuant to the Improvement Loan Agreement (the “Improvement Loan Agreement”), as consideration for obtaining rights under the Option. PointClear is required to use the proceeds under the Improvement Loan to improve the Business and offset operating costs. If HBRP elects to exercise the Option it shall be obligated to pay to PointClear the consideration set forth in the Asset Purchase Agreement and comply with such other terms and conditions that are set forth in the Asset Purchase Agreement. The repayment of any monies lent under the Improvement Loan Agreement to PointClear will be determined based on whether or not HBRP elects to exercise the Option and enter into the Asset Purchase Agreement with Pointclear. The Option Agreement contains customary representations, warranties and covenants of PointClear and HBRP.

The foregoing descriptions of the Option Agreement, the Asset Purchase Agreement and the Improvement Loan Agreement are not intended to be complete and are qualified in their entirety by the full text of the Option Agreement, a copy of which is attached hereto as Exhibit 10.1, the form of Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2, and the Improvement Loan Agreement, a copy of which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Improvement Loan Agreement

In connection with the Option Agreement, on March 12, 2021, HBRP and PointClear entered into the Improvement Loan Agreement. The Improvement Loan Agreement contains customary representations, warranties and covenants of PointClear and HBRP.

Pursuant to the Improvement Loan Agreement, HBRP established for a period commencing on the March 12, 2021 (the “Effective Date”) and ending on the earlier of August 1, 2022 or the Closing Date (as defined in the Improvement Loan Agreement) (the “Maturity Date”) a line of credit (the “Credit Line”) for PointClear in the principal amount of up to Seven Hundred Fifty Thousand Dollars ($750,000) (the “Credit Limit”) which indebtedness shall be evidenced by and repaid in accordance with the terms of a promissory note for the amount borrowed against the Credit Limit (the “Promissory Note”). All sums advanced on the Credit Line or pursuant to the terms of the Improvement Loan Agreement (each an “Advance”) shall become part of the principal of the Promissory Note. All sums advanced pursuant to the Improvement Loan Agreement shall bear interest from the date each Advance is made until paid in full at an interest rate equal to 6.0% per annum. In the event that the parties do not enter into the Purchase Agreement before August 1, 2022, then the Promissory Note shall be converted into a 60 month term loan with payments based on a 10 year amortization (the “Term Note”). The principal of the Term Note will be the principal and interest owed under the Credit Line at the Maturity Date, less any unpaid Option Fee (as such term is defined in the Option Agreement) owed to PointClear under the Option Agreement.

The foregoing descriptions of the Option Agreement, the Improvement Loan Agreement and the Promissory Note are not intended to be complete and are qualified in their entirety by the full text of the Option Agreement, a copy of which is attached hereto as Exhibit 10.1, the Improvement Loan Agreement, a copy of which is attached hereto as Exhibit 10.3, and the form of Promissory Note, a copy of which is attached hereto as Exhibit 10.4, each of which is incorporated herein by reference.

Registrant Promissory Note

On March 15, 2021, the registrant, Healthcare Business Resources Inc. (the “registrant”) issued to Mark Huber a Promissory Note in the aggregate principal amount of $200,000 (the “Registrant Promissory Note”). The principal amount of $200,000 plus all interest under the Registrant Promissory Note will be due and payable two hundred seventy (270) days from March 15, 2021 (the “Maturity Date”). Interest on the Note will accrue at a rate of 3.0% per annum, beginning on March 15, 2021 until the principal amount and all accrued but unpaid interest shall have been paid. The Registrant Promissory Note is an unsecured debt obligation of the Company.

The foregoing descriptions of the Registrant Promissory Note is not intended to be complete and is qualified in its entirety by the full text of the Registrant Promissory Note, a copy of which is attached hereto as Exhibit 10.5, and incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information set forth above under Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description
10.1	Option Agreement
10.2	Form of Asset Purchase Agreement, attached as Exhibit A to Option Agreement
10.3	Improvement Loan Agreement
10.4	Form of Promissory Note, attached as Exhibit A to Improvement Loan Agreement
10.5	Registrant Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE BUSINESS RESOURCES INC.

By:	/s/ Stephen Epstein
Name:	Stephen Epstein
Title:	Chief Executive Officer and Chief Financial Officer

Dated: March 18, 2021